UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

(Exact name of registrant as specified in charter)

Delaware	333-120962	13-3460894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eleven Madison Avenue

New York, New York 10010

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c). Exhibits.

Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

25.            Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By: Peter J. Sack
Name: Peter J. Sack
Title: Vice President

Dated: April 12, 2005

Exhibit Index

Exhibit

25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)